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                                                                   EXHIBIT 10.11


                              ATLAS PEARLMAN, P.A.
                                ATTORNEYS AT LAW



                                         February 11, 2002

VIA E-MAIL


Mr. Arthur Kobrin
CyberCare, Inc.
2500 Quantum Lakes Drive, Suite 1000
Boynton Beach, FL 33426

      RE:   CYBERCARE, INC.

Dear Arthur:

      In connection with our outstanding receivables through January 31, 2002, we agree to settle such amount in exchange for 168,000 shares of your common stock. You agree that the shares shall be included in your S-3 Registration Statement, which is to go effective on Tuesday, February 12, 2002. This agreement is subject to effectiveness of such Registration Statement on or before such date.

                                    Very truly yours,

                                    /s/ Atlas Pearlman, P.A.

                                    Atlas Pearlman, P.A.






   Suite 1700, 350 East Las Olas Boulevard, Fort Lauderdale, Florida 33301

  Telephone (954) 763-1200 / Facsimile (954) 766-7800 / E-mail AP@ATLASLAW.COM
                       / Web site HTTP://WWW.ATLASLAW.COM